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                                        File No. 33-23512, 811-5629
                                        Filed under Rule 497(c)


                          THE GCG TRUST

                      PROSPECTUS SUPPLEMENT

                        FEBRUARY 1, 2000

                             TO THE

         PROSPECTUS DATED MAY 1, 1999, AS AMENDED JUNE 30, 1999,
 AUGUST 17,1999, SEPTEMBER 30,1999 AND DECEMBER 7,1999 FOR THE GCG TRUST


   On January 28, 2000, at a meeting of the shareholders of the Small Cap Series and the Managed Global Series of The GCG Trust, the shareholders of each Series voted separately to approve the appointment of Capital Guardian Trust Company ("Capital Guardian") as Portfolio Manager to each Series. Additionally, the shareholders approved a new portfolio management agreement (the "Agreement") with Capital Guardian on behalf of the each Series to become effective February 1, 2000.

                 CAPITAL GUARDIAN TRUST COMPANY

   Capital Guardian, located at 333 South Hope Street, Los Angeles, CA 90071, is a wholly owned subsidiary of Capital Group
   International, Inc. Capital Guardian has been providing investment services since 1968 and manages approximately $80 billion in assets as of September 30, 1999.

   The Series' portfolios are managed by a team of portfolio managers. Each portfolio is divided into segments, and each has its own manager who makes independent decisions within portfolio guidelines and objectives.

   In selecting investments for the Managed Global Series, Capital Guardian seeks to identify foreign stocks that it believes have an attractive valuation, high return on invested capital, excellent cash flow, strong balance sheets and strong management. Capital Guardian uses a research driven "bottom-up" approach in that decisions are made based upon extensive field research and direct company contact. Capital Guardian blends its basic value-oriented approach with macroeconomic and political judgements on the outlook for economies, industries, currencies and markets.

   When assessing companies for the Small Cap Series, the team uses a value-oriented approach in which it tries to identify the differences between the underlying value of a company and the price of its security. Value is identified in a number of ways, including the relationship of the stock's current price to earnings, the strength of the company's balance sheet, and the price-to-book value. The team looks at a number of variables, including the fundamental long-term outlook for the company, the extent to which shares may be considered undervalued and the expectations of the market as a whole.


106656                                                     2/00

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